Summary Prospectus Supplement	December 21, 2020

Putnam Short Duration Bond Fund
Summary Prospectus dated February 29, 2020

The following information replaces similar information provided with respect to class A shares of the fund in the Shareholder fees table in the Fees and expenses section:

Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)
Class A	2.25%	1.00%*, a

* Applies only to certain redemptions of shares bought with no initial sales charge.

a For purchases on or after January 1, 2021, this percentage will be 0.75%.

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